UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  10/26/2006

DRUGSTORE.COM, INC.
(Exact name of registrant as specified in its charter)

Commission File Number:  0-26137

DE	043416255
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

411 108th Ave NE
Suite 1400
Bellevue, WA 98004
(Address of principal executive offices, including zip code)

(425) 372-3200
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 2.02.    Results of Operations and Financial Condition

On October 26, 2006, drugstore.com, inc. issued a press release to report its financial results for the third quarter ended October 1, 2006 and certain other information. A copy of the press release is attached hereto as Exhibit 99.1.

The information furnished in this report and the exhibit hereto shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01.    Financial Statements and Exhibits

(c)        Exhibits
99.1        Press release dated October 26, 2006.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DRUGSTORE.COM, INC.

Date: October 26, 2006	By:	/s/ Dawn G. Lepore
Dawn G. Lepore
President, Chief Executive Officer and Chairman of the Board

Exhibit Index

Exhibit No.	Description
EX-99.doc